                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14a INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  Confidential, for Use of the Commission
                                               Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-12

                        DWS RREEF Real Estate Fund, Inc.
                      DWS RREEF Real Estate Fund II, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement no.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                              (DWS SCUDDER LOGO)

                                              345 PARK AVENUE
                                              NEW YORK, NEW YORK
                                              10154
                                              (800) 349-4281

                                              MAY 7, 2007

DWS RREEF Real Estate Fund, Inc.
DWS RREEF Real Estate Fund II, Inc.

To the Stockholders:

     The Annual Meetings of Stockholders of DWS RREEF Real Estate Fund, Inc. and DWS RREEF Real Estate Fund II, Inc. (each, a "Fund" and collectively, the "Funds") are to be held at 1:00 p.m. and 1:15 p.m., respectively, Eastern time, on Thursday, June 7, 2007 at the offices of Deutsche Investment Management Americas Inc. ("DIMA" or the "Investment Manager"), 27th Floor, 345 Park Avenue, New York, New York 10154. Stockholders who are unable to attend the meeting of their Fund are strongly encouraged to vote by proxy, which is customary in corporate meetings of this kind. A Notice of Annual Meeting of Stockholders, a joint Proxy Statement regarding the Annual Meetings, a proxy card for your vote at the Annual Meetings and a postage prepaid envelope in which to return your proxy or proxies are enclosed. You may instead choose to vote by touch-tone telephone or through the Internet, as explained on your proxy card.

     At the Annual Meetings, the stockholders of each Fund will elect that Fund's Directors as set forth in the Notice of Annual Meeting of Stockholders and as explained in the joint Proxy Statement. There will also be an opportunity to discuss matters of interest to you as a stockholder. Your Fund's Directors recommend that you vote in favor of the nominees for Director, as applicable to the class of shares you hold.

     Your vote is very important to us. Thank you for your response and for your continued investment.

                                        Respectfully,

                                        Dawn-Marie Driscoll
                                        Keith R. Fox
                                        Kenneth C. Froewiss
                                        Martin J. Gruber
                                        Richard J. Herring
                                        Graham E. Jones
                                        Rebecca W. Rimel
                                        Philip Saunders, Jr.
                                        William N. Searcy, Jr.
                                        Jean Gleason Stromberg

SEPARATE PROXY CARDS ARE ENCLOSED FOR EACH FUND IN WHICH YOU OWN SHARES. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING FOR THEIR FUND ARE URGED TO SIGN THE PROXY CARD (UNLESS AUTHORIZING THEIR PROXIES BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET) AND MAIL IT IN THE ENCLOSED POSTAGE PREPAID ENVELOPE SO AS TO ENSURE A QUORUM AT THE ANNUAL MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.

                        DWS RREEF Real Estate Fund, Inc.
                       DWS RREEF Real Estate Fund II, Inc.

                    Notice Of Annual Meeting of Stockholders

     Please take notice that the Annual Meeting of Stockholders of each of DWS RREEF Real Estate Fund, Inc., a Maryland corporation ("RREEF I") and DWS RREEF Real Estate Fund II, Inc., a Maryland corporation ("RREEF II"), (each, a "Fund," and collectively, the "Funds") will be held at the offices of Deutsche Investment Management Americas Inc., 27th Floor, 345 Park Avenue, New York, New York 10154, on Thursday, June 7, 2007 at 1:00 p.m. and 1:15 p.m., respectively, Eastern time, for the following purposes:

MATTERS TO BE VOTED ON BY ALL STOCKHOLDERS:

Proposal I:                   To consider and vote upon the election of Ms.
                              Dawn-Marie Driscoll and Messrs. Henry P. Becton,
                              Jr., Keith R. Fox and Martin J. Gruber as Class I
                              Directors of each Fund, each to hold office for a term of three years and until her or his respective successor has been duly elected and qualifies.

Proposal II:                  To consider and vote upon the election of Mr. Axel
                              Schwarzer as a Class II Director of each Fund, to hold office for an initial term of one year and until his successor has been duly elected and qualifies.

     The appointed proxies will vote in their discretion on any other business as may properly come before the Annual Meetings or any postponements or adjournments thereof. Holders of record of shares of a Fund at the close of business on April 23, 2007 are entitled to vote at the Annual Meeting of their Fund and any postponements or adjournments thereof.

                                        By order of the Boards of Directors,

                               -s- John Millette
                                        John Millette,
                                        Secretary

                                        May 7, 2007

IMPORTANT -- WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) (UNLESS YOU ARE AUTHORIZING YOUR PROXY BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET) AND RETURN IT OR THEM IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) MAY SAVE THE FUNDS THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE ANNUAL MEETING. INSTRUCTIONS FOR SIGNING THE PROXY CARD ARE LISTED IN APPENDIX A OF THIS JOINT PROXY STATEMENT. ALTERNATIVELY, YOU CAN AUTHORIZE YOUR PROXY BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET BY FOLLOWING THE DIRECTIONS ON THE ENCLOSED PROXY CARD(S). IF YOU CAN ATTEND THE ANNUAL MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

                        DWS RREEF Real Estate Fund, Inc.
                       DWS RREEF Real Estate Fund II, Inc.

JOINT PROXY STATEMENT

GENERAL

     This joint Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Directors of DWS RREEF Real Estate Fund, Inc., a Maryland corporation ("RREEF I") and DWS RREEF Real Estate Fund II, Inc., a Maryland corporation ("RREEF II"), (each, a "Fund" and collectively, the "Funds") for use at the Annual Meeting of Stockholders of each Fund, to be held at the offices of Deutsche Investment Management Americas Inc. ("DIMA" or the "Investment Manager"), 27th Floor, 345 Park Avenue, New York, New York 10154, on Thursday, June 7, 2007 at 1:00 p.m. and 1:15 p.m., respectively, Eastern time, and at any postponements or adjournments thereof (collectively, the "Meeting").*

     This joint Proxy Statement, the Notice of Annual Meeting of Stockholders and the enclosed proxy card(s) are first being mailed to stockholders on or about May 7, 2007, or as soon as practicable thereafter. Any stockholder giving a proxy has the power to revoke it 1) in person at the Meeting or 2) by submitting a notice of revocation by mail (addressed to the Secretary at Two International Place, Boston, Massachusetts 02110) to the applicable Fund. Any stockholder giving a proxy may also revoke it by executing or authorizing a later-dated proxy by mail, touch-tone telephone or via the Internet. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for the proposals referred to in the Proxy Statement. Also, all votes entitled to be cast will be cast in the proxies' discretion on any other matters as may properly come before the Meeting.

     The presence at any stockholders' meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast shall be necessary and sufficient to constitute a quorum for the transaction of business. If a proposal is to be voted on by only one class of a Fund's shares, a quorum of that class of shares must be present at the Meeting in order for the proposal to be considered. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes," if any, will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by a Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, stockholders are urged to forward their voting instructions promptly.

     The election of a Director of each Fund requires the affirmative vote of a majority of the shares of the Fund's stock outstanding and entitled to vote thereon. Abstentions and broker non-votes, if any, will have the effect of a vote against the election of a Director.

     Holders of record of shares of each Fund at the close of business on April 23, 2007 (the "Record Date") will be entitled to one vote per share on each matter as to which they are entitled to vote at the Meeting and any postponements or adjournments thereof.

     On the Record Date, the following number of shares were issued and outstanding for each class and series of each Fund:

     For RREEF I:


                                                               ISSUED AND
SHARES                                                         OUTSTANDING
------                                                       --------------


Common Stock...............................................  15,919,076.785
Series A Preferred Stock...................................           3,200
Series B Preferred Stock...................................           3,200


--------

* Each Annual Meeting is a separate meeting but they are referred to in this joint Proxy Statement together for simplicity as the Meeting.

     For RREEF II:


                                                               ISSUED AND
SHARES                                                         OUTSTANDING
------                                                       --------------


Common Stock...............................................  38,502,966.582
Series A Preferred Stock...................................           2,800
Series B Preferred Stock...................................           2,800
Series C Preferred Stock...................................           2,800
Series D Preferred Stock...................................           2,800
Series E Preferred Stock...................................           2,800


     At the Meeting, common stockholders and preferred stockholders of each Fund will have equal voting rights (i.e., one vote per share) and will vote together as a single class.

     Each Fund provides periodic reports to all stockholders which highlight relevant information, including investment results and a review of portfolio changes. You may request an additional copy of the annual report for a Fund for the fiscal year ended December 31, 2006 without charge, by calling 800-349-4281, writing to the Fund at 345 Park Avenue, New York, New York 10154, or visiting the Funds' website at www.cef.dws-scudder.com.

PROPOSALS I AND II: ELECTION OF DIRECTORS

     Persons named as proxies on the accompanying proxy card(s) intend, in the absence of contrary instructions with respect to the holders of common stock and preferred stock of each Fund, to vote all proxies "FOR" the election of (i) the four nominees indicated in Proposal I and listed in "Information Concerning Nominees" as Class I Directors of each Fund, and (ii) the nominee indicated in Proposal II and listed in "Information Concerning Nominees" as a Class II Director of each Fund. If elected, Ms. Driscoll and Messrs. Becton, Fox and Gruber will each serve for a term of three years and until their respective successors have been duly elected and qualify or until they retire or resign, and Mr. Schwarzer will serve for an initial term of one year and until his successor has been duly elected and qualifies or until he retires or resigns.

     All nominees have consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Board of Directors of the applicable Fund to replace any such nominee. For election of Directors at the Meeting, the Board of Directors of each Fund has approved the nomination of the individuals listed on the following table.

     The table below summarizes the voting rights of the holders of common stock and preferred stock for the proposals.


                                                            COMMON   PREFERRED
PROPOSALS                                                   SHARES     SHARES
---------------------------------------------------------   ------   ---------


I.    Election of four Class I Directors by all                X         X
      stockholders of each Fund (Henry P. Becton, Jr.,
      Dawn-Marie Driscoll, Keith R. Fox and Martin J.
      Gruber nominated for each Fund)....................
II.   Election of one Class II Director by all                 X         X
      stockholders of each Fund (Axel Schwarzer nominated
      for each Fund).....................................

INFORMATION CONCERNING NOMINEES

     The following table sets forth certain information concerning each of the nominees for Director of each Fund. Each of Ms. Driscoll and Messrs. Fox and Gruber is now a Director of each Fund. Each of Messrs. Becton and Schwarzer is now a Director of other DWS funds managed by the Investment Manager. Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for the past five years, but not necessarily in the same capacity. For election of Directors at the Meeting, the Boards of Directors have approved the nomination of the individuals listed in the following table.

CLASS I -- INDEPENDENT DIRECTORS/NOMINEE* TO SERVE UNTIL 2010 ANNUAL MEETINGS OF
STOCKHOLDERS:


                                                                                       NUMBER OF
                                                                                        FUNDS IN
                                                                    AGGREGATE DOLLAR    THE FUND
                                                                    RANGE OF EQUITY     COMPLEX
NAME, YEAR OF                                                      SECURITIES IN ALL    OVERSEEN
BIRTH,                                                               FUNDS OVERSEEN     OR TO BE
POSITION WITH          BUSINESS EXPERIENCE          DOLLAR RANGE    BY THE DIRECTOR/    OVERSEEN
THE FUNDS          DURING THE PAST 5 YEARS AND       OF EQUITY         NOMINEE IN        BY THE
AND LENGTH OF      OTHER DIRECTORSHIPS HELD BY     SECURITIES IN        THE FUND       DIRECTOR/
TIME SERVED(1)           DIRECTOR/NOMINEE           EACH FUND(2)     COMPLEX(2)(3)      NOMINEE
--------------   -------------------------------   -------------   -----------------   ---------


Henry P.         President, WGBH Educational       RREEF I --      over $100,000           82
Becton, Jr.....  Foundation. Directorships:        $10,001 --
1943             Association of Public             $50,000
                 Television Stations; Becton
                 Dickinson and Company(4)          RREEF II --
                 (medical technology company);     $10,001 --
                 Belo Corporation(4) (media        $50,000
                 company); Boston Museum of
                 Science; Public Radio
                 International. Former
                 Directorships: American Public
                 Television; Concord Academy;
                 New England Aquarium; Mass.
                 Corporation for Educational
                 Telecommunications; Committee
                 for Economic Development;
                 Public Broadcasting Service
Dawn-Marie       President, Driscoll Associates    RREEF I --      over $100,000           83
Driscoll.......  (consulting firm);                $1 -- $10,000
1946             Executive Fellow, Center for
Board member     Business Ethics, Bentley          RREEF II --
since 2006       College; formerly, Partner,       $1 -- $10,000
                 Palmer & Dodge (1988-1990);
                 Vice President of Corporate
                 Affairs and General Counsel,
                 Filene's (1978-1988).
                 Directorships: Advisory Board,
                 Center for Business Ethics,
                 Bentley College; Trustee,
                 Southwest Florida Community
                 Foundation (charitable
                 organization); Former
                 Directorships: Investment
                 Company Institute (audit,
                 executive, nominating
                 committees) and Independent
                 Directors Council (governance,
                 executive committees).

                                                                                       NUMBER OF
                                                                                        FUNDS IN
                                                                    AGGREGATE DOLLAR    THE FUND
                                                                    RANGE OF EQUITY     COMPLEX
NAME, YEAR OF                                                      SECURITIES IN ALL    OVERSEEN
BIRTH,                                                               FUNDS OVERSEEN     OR TO BE
POSITION WITH          BUSINESS EXPERIENCE          DOLLAR RANGE    BY THE DIRECTOR/    OVERSEEN
THE FUNDS          DURING THE PAST 5 YEARS AND       OF EQUITY         NOMINEE IN        BY THE
AND LENGTH OF      OTHER DIRECTORSHIPS HELD BY     SECURITIES IN        THE FUND       DIRECTOR/
TIME SERVED(1)           DIRECTOR/NOMINEE           EACH FUND(2)     COMPLEX(2)(3)      NOMINEE
--------------   -------------------------------   -------------   -----------------   ---------

Keith R. Fox...  Managing General Partner,         None            over $100,000           83
1954             Exeter Capital Partners (a
Board member     series of private equity
since 2006       funds). Directorships:
                 Progressive Holding Corporation
                 (kitchen goods importer and
                 distributor); Natural History,
                 Inc. (magazine publisher); Box
                 Top Media Inc. (advertising).
                 Former Directorships: The
                 Kennel Shop (retailer)
Martin J.        Nomura Professor of Finance,      None            over $100,000           83
Gruber.........  Leonard N. Stern School of
1937             Business, New York University
Board member     (since September 1965);
since inception  Director, Japan Equity Fund,
of each Fund     Inc. (since January 1992), Thai
                 Capital Fund, Inc. (since
                 January 2000), Singapore Fund,
                 Inc. (since January 2000),
                 National Bureau of Economic
                 Research (since January 2006).
                 Formerly, Trustee, TIAA
                 (pension funds) (January 1996-
                 January 2000); Trustee, CREF
                 and CREF Mutual Funds (January
                 2000-March 2005); Chairman,
                 CREF and CREF Mutual Funds
                 (February 2004-March 2005); and
                 Director, S.G. Cowen Mutual
                 Funds (January 1985-January
                 2001)

CLASS II -- INTERESTED DIRECTOR NOMINEE** TO SERVE UNTIL 2008 ANNUAL MEETINGS OF
STOCKHOLDERS:


                                                                                       NUMBER OF
                                                                    AGGREGATE DOLLAR    FUNDS IN
NAME, YEAR OF                                                       RANGE OF EQUITY     THE FUND
BIRTH, POSITION                                                    SECURITIES IN ALL    COMPLEX
WITH THE FUNDS         BUSINESS EXPERIENCE          DOLLAR RANGE     FUNDS OVERSEEN      TO BE
AND                DURING THE PAST 5 YEARS AND       OF EQUITY       BY THE NOMINEE     OVERSEEN
LENGTH OF TIME     OTHER DIRECTORSHIPS HELD BY     SECURITIES IN      IN THE FUND        BY THE
SERVED (1)                   NOMINEE                EACH FUND(2)     COMPLEX(2)(3)      NOMINEE
---------------  -------------------------------   -------------   -----------------   ---------


Axel             Managing Director(5), Deutsche    RREEF I --      over $100,000           83
Schwarzer......  Asset Management; Head of         None
1958             Deutsche Asset Management         RREEF II --
                 Americas; CEO of DWS Scudder;     None
                 formerly board member of DWS
                 Investments, Germany (1999-
                 2005); formerly, Head of Sales
                 and Product Management for the
                 Retail and Private Banking
                 Division of Deutsche Bank in
                 Germany (1997-1999); formerly,
                 various strategic and
                 operational positions for
                 Deutsche Bank Germany Retail
                 and Private Banking Division in
                 the field of investment funds,
                 tax driven instruments and
                 asset management for corporates
                 (1989-1996)


--------

    *  Director or Nominee for Director who is "independent" according to
       Section 121A of American Stock Exchange listing standards applicable to closed-end funds and who is not an "interested" person of the Funds, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act").

    ** Mr. Schwarzer is a senior executive officer of Deutsche Asset Management and is an "interested person" of the Funds, as defined in Section 2(a)(19) of the 1940 Act.

   (1) The mailing address of each Director with respect to Fund operations is 345 Park Avenue, New York, NY 10154.

   (2) The dollar ranges are: None, $1 -- $10,000, $10,001 -- $50,000,
       $50,001 -- $100,000, over $100,000. All fund holdings information is as of April 27, 2007.

   (3) The total number of funds in the Fund Complex is 141.

   (4) A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

   (5) Executive title, not a board directorship.

INFORMATION CONCERNING CONTINUING DIRECTORS

     The Board of Directors for each Fund is divided into three classes. The terms of Classes II and III Directors do not expire this year. The following table sets forth certain information regarding the Directors in such classes.

Unless otherwise noted, each Director has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

CLASS II -- CONTINUING INDEPENDENT DIRECTORS TO SERVE UNTIL 2008 ANNUAL MEETINGS OF STOCKHOLDERS:


                                                                        AGGREGATE DOLLAR   NUMBER OF
NAME, YEAR OF                                                           RANGE OF EQUITY     FUNDS IN
BIRTH, POSITION                                                        SECURITIES IN ALL    THE FUND
WITH                 PRINCIPAL OCCUPATION                                FUNDS OVERSEEN     COMPLEX
THE FUNDS AND     DURING THE PAST 5 YEARS AND      DOLLAR RANGE OF      BY THE DIRECTOR     OVERSEEN
LENGTH OF TIME    OTHER DIRECTORSHIPS HELD BY   EQUITY SECURITIES IN      IN THE FUND        BY THE
SERVED(1)                  DIRECTOR                 EACH FUND(1)         COMPLEX(2)(3)      DIRECTOR
---------------  ----------------------------   --------------------   -----------------   ---------


Richard J.       Jacob Safra Professor of       RREEF I --             over $100,000           83
Herring........  International Banking and      $10,001 --
1946             Professor, Finance             $50,000
Board member     Department, The Wharton        RREEF II --
since inception  School, University of          $10,001 --
of each Fund     Pennsylvania (since July       $50,000
                 1972); Co-Director, Wharton
                 Financial Institutions
                 Center (since July 2000).
                 Formerly, Vice Dean and
                 Director, Wharton
                 Undergraduate Division (July
                 1995-June 2000); Director,
                 Lauder Institute of
                 International Management
                 Studies (July 2000-June
                 2006)
Graham E.        Senior Vice President, BGK     RREEF I --             over $100,000           83
Jones..........  Realty, Inc.(commercial real   None
1933             estate) (since 1995).          RREEF II --
Board member     Formerly, Trustee of various   $50,001 --
since inception  investment companies managed   $100,000
of each Fund     by Sun Capital Advisers,
                 Inc. (1998-2005), Morgan
                 Stanley Asset Management
                 (1985-2001) and Weiss, Peck
                 and Greer (1985-2005)
Jean Gleason     Retired. Formerly,             None                   over $100,000           83
Stromberg......  Consultant (1997-
1943             2001);Director, US
Board member     Government Accountability
since 2006       Office (1996-1997); Partner,
                 Fulbright & Jaworski, L.L.P.
                 (law firm) (1978-1996).
                 Directorships: The William
                 and Flora Hewlett
                 Foundation; Service Source,
                 Inc. Former Directorships:
                 Mutual Fund Directors Forum
                 (2002-2004), American Bar
                 Retirement Association
                 (funding vehicle for
                 retirement plans) (1987-1990
                 and 1994-1996)

CLASS III -- INDEPENDENT DIRECTORS TO SERVE UNTIL 2009 ANNUAL MEETINGS OF
STOCKHOLDERS:


                                                                   AGGREGATE DOLLAR    NUMBER OF
NAME, YEAR OF                                                       RANGE OF EQUITY     FUNDS IN
BIRTH,                                                             SECURITIES IN ALL    THE FUND
POSITION WITH         PRINCIPAL OCCUPATION         DOLLAR RANGE     FUNDS OVERSEEN      COMPLEX
THE FUNDS          DURING THE PAST 5 YEARS AND      OF EQUITY     BY THE DIRECTOR IN    OVERSEEN
AND LENGTH OF      OTHER DIRECTORSHIPS HELD BY    SECURITIES IN        THE FUND          BY THE
TIME SERVED(1)              DIRECTOR               EACH FUND(2)      COMPLEX(2)(3)      DIRECTOR
--------------   ------------------------------   -------------   ------------------   ---------


Kenneth C.       Clinical Professor of Finance,   RREEF I --      over $100,000            83
  Froewiss.....  NYU
1945             Stern School of Business         $10,001 --
Board member     (1997-present); Member,          $50,000
since 2006       Finance Committee, Association   RREEF II --
                 for Asian Studies (2002-         $10,001 --
                 present); Director, Mitsui       $50,000
                 Sumitomo Insurance Group (US)
                 (2004-present); prior thereto,
                 Managing Director, J.P. Morgan
                 (investment banking firm)
                 (until 1996).
Rebecca W.       President and Chief Executive    None            over $100,000            83
  Rimel........
1951             Officer, The Pew Charitable
Board member     Trusts (charitable foundation)
since inception  (1994 to present); Trustee,
of each Fund     Thomas Jefferson Foundation
                 (charitable organization)
                 (1994 to present); Trustee,
                 Executive Committee,
                 Philadelphia Chamber of
                 Commerce (2001 to present);
                 Director, Viasys Health
                 Care(4)  (since January 2007).
                 Formerly, Executive Vice
                 President, The Glenmede Trust
                 Company (investment trust and
                 wealth management) (1983 to
                 2004); Board Member, Investor
                 Education (charitable
                 organization) (2004-2005)
Philip           Principal, Philip Saunders       None            over $100,000            83
  Saunders,
  Jr. .........
1935             Associates (economic and
Board member     financial consulting) (since
since inception  November 1988). Formerly,
of each Fund     Director, Financial Industry
                 Consulting, Wolf & Company
                 (consulting) (1987-1988);
                 President, John Hancock Home
                 Mortgage Corporation (1984-
                 1986); Senior Vice President
                 of Treasury and Financial
                 Services, John Hancock Mutual
                 Life Insurance Company, Inc.
                 (1982-1986)

                                                                   AGGREGATE DOLLAR    NUMBER OF
NAME, YEAR OF                                                       RANGE OF EQUITY     FUNDS IN
BIRTH,                                                             SECURITIES IN ALL    THE FUND
POSITION WITH         PRINCIPAL OCCUPATION         DOLLAR RANGE     FUNDS OVERSEEN      COMPLEX
THE FUNDS          DURING THE PAST 5 YEARS AND      OF EQUITY     BY THE DIRECTOR IN    OVERSEEN
AND LENGTH OF      OTHER DIRECTORSHIPS HELD BY    SECURITIES IN        THE FUND          BY THE
TIME SERVED(1)              DIRECTOR               EACH FUND(2)      COMPLEX(2)(3)      DIRECTOR
--------------   ------------------------------   -------------   ------------------   ---------

William N.       Private investor since October   None            over $100,000            83
  Searcy,
  Jr. .........
1946             2003; Trustee of 8 open-end
Board member     mutual funds managed by Sun
since inception  Capital Advisers, Inc. (since
of each Fund     October 1998). Formerly,
                 Pension & Savings Trust
                 Officer, Sprint Corporation(4)
                 (telecommunications) (November
                 1989-October 2003)


--------

   (1) The mailing address of each Director with respect to Fund operations is 345 Park Avenue, New York, NY 10154.

   (2) The dollar ranges are: None, $1 -- $10,000, $10,001 -- $50,000,
       $50,001 -- $100,000, over $100,000. All fund holdings information is as of April 27, 2007.

   (3) The total number of funds in the Fund Complex is 141.

   (4) A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

REQUIRED VOTE

     The election of a Class I Director under Proposal I and a Class II Director under Proposal II requires the affirmative vote of the holders of a majority of the applicable Fund's shares of common stock and preferred stock outstanding and entitled to vote thereon, voting together as a single class. THE BOARD OF DIRECTORS OF EACH FUND RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE NOMINEES.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act, as applied to a fund, require the fund's officers and Directors, investment manager, investment advisor, affiliates of the fund's investment manager and investment advisor, and persons who beneficially own more than ten percent of a registered class of the fund's outstanding securities ("Reporting Persons"), to file reports of ownership of the fund's securities and changes in such ownership with the Securities and Exchange Commission (the "SEC"). Such persons are required by SEC regulations to furnish the fund with copies of all such filings.

     Based on a review of reports filed by each Fund's Directors and officers, the Investment Manager, officers and directors of the Investment Manager and investment advisor, affiliated persons of the Investment Manager and the investment advisor and beneficial holders of 10% or more of each Fund's outstanding stock, and written representations by the Reporting Persons that no year-end reports were required for such persons, all filings required for the fiscal year ended December 31, 2006 were timely, except that for each of the Funds, Kenneth Froewiss, Dawn-Marie Driscoll, Keith Fox and John Robbins each filed a Form 3 late. Each person has since corrected his/her omission by making the necessary filing.

     As of the Record Date, three Directors of the Funds, Ms. Driscoll, Mr. Froewiss and Dr. Herring, owned, respectively, 200, 500 and 900 shares of common stock of RREEF I and four Directors of the Funds, Ms. Driscoll, Mr. Froewiss, Dr. Herring and Mr. Jones, owned, respectively, 300, 500, 1,250 and 3,429 shares of common stock of RREEF II, in each case representing less than 1% of the outstanding shares of that Fund's common stock. No other Director owned shares of the Funds.

     To the knowledge of each Fund, as of the Record Date, no stockholder or "group," as that term is defined in Section 13(d) of the Securities Exchange Act of 1934, owned beneficially more than 5% of any class of the relevant Fund's outstanding shares, except as set forth below.


FUND AND SHARE CLASS                  NAME AND ADDRESS         SHARES OWNED   % OWNERSHIP
--------------------           -----------------------------   ------------   -----------


RREEF II Common Stock........  Morgan Stanley                    1,973,683       5.126%
                               1585 Broadway
                               New York, NY 10036


BOARD MEETINGS -- COMMITTEES OF THE BOARDS OF DIRECTORS

     The Board of Directors of each Fund met 10 times during the fiscal year ended December 31, 2006. Each Director attended at least 75% of all meetings of the Boards of Directors and of all meetings of committees of the Boards on which he or she served as a regular member. As of December 31, 2006, each Board of Directors has an Audit Committee, an Expenses/Operations Committee, an Equity Oversight Committee, a Legal/Regulatory/Compliance Committee, a Marketing/ Distribution/ Shareholder Service Committee, a Nominating/Corporate Governance Committee, a Valuation Committee as well as a Fixed Income Oversight Committee that has no responsibility with respect to these Funds. The Boards do not have a compensation committee. The responsibilities of each Committee are described below.

AUDIT COMMITTEE

     The Audit Committee of each Board of Directors assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of each Fund. It also makes recommendations to the Boards as to the selection of the independent registered public accounting firm, reviews the independence of such firm, reviews scope of audit and internal controls, considers and reports to the Boards on matters relating to each Fund's accounting and financial reporting practices, and performs such other tasks as the full Boards deem necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are Keith R. Fox (Chair and Audit Committee Financial Expert), Kenneth C. Froewiss, Richard J. Herring, Graham E. Jones, Philip Saunders, Jr., William N. Searcy, Jr. and Jean Gleason Stromberg. Each member of the Audit Committee is "independent" as defined in Section 121(A) of the listing standards of the American Stock Exchange applicable to closed-end funds, on which the common stock of each Fund is listed. The Audit Committee for each Fund met seven times during the fiscal year ended December 31, 2006. A current copy of the Audit Committee charter is not available on the Funds' website, but is attached as Appendix B to this joint Proxy Statement.

     Each Board has selected PricewaterhouseCoopers LLP ("PwC") to act as independent registered public accounting firm for each Fund for the fiscal year ended December 31, 2005 and the fiscal year ended December 31, 2006. Each Fund's financial statements for the fiscal year ended December 31, 2006 were audited by PwC. The following table sets forth the aggregate fees billed for professional services rendered by PwC to the Funds during the two most recent fiscal years:


FUND                     FISCAL YEAR ENDED     AUDIT FEES   TAX FEES   AUDIT -- RELATED FEES   ALL OTHER FEES
----                   ---------------------   ----------   --------   ---------------------   --------------


RREEF I..............  December 31, 2005         $56,200       $0               $225               $11,500
                       December 31, 2006         $64,000       $0               $128               $11,500
RREEF II.............  December 31, 2005         $56,200       $0               $225               $11,500
                       December 31, 2006         $64,000       $0               $128               $11,500


     The fees disclosed under the "Audit-Related Fees" were billed for services in connection with an assessment of internal controls and additional related procedures. "All Other Fees" represents fees for products and services other than "Audit Fees" and "Audit-Related Fees," including services related to each Fund's preferred stock.

     The following table shows the aggregate amount of fees that PwC billed during each Fund's last two fiscal years for non-audit services rendered to the Funds, DIMA and any entity controlling, controlled by or under common control with DIMA that provides ongoing services to the Funds (the "Affiliated Service Providers").


                                                       TOTAL NON-AUDIT FEES
                                                       BILLED TO INVESTMENT
                                                      MANAGER AND AFFILIATED        TOTAL NON-AUDIT
                                                      FUND SERVICE PROVIDERS        FEES BILLED TO
                                                       (ENGAGEMENTS RELATED       INVESTMENT MANAGER
                                         TOTAL            DIRECTLY TO THE         AND AFFILIATED FUND
                      FISCAL YEAR   NON-AUDIT FEES   OPERATIONS AND FINANCIAL   SERVICE PROVIDERS (ALL
                         ENDED      BILLED TO FUND    REPORTING OF THE FUND)      OTHER ENGAGEMENTS)     TOTAL OF (A), (B)
                      DECEMBER 31         (A)                   (B)                       (C)                 AND (C)
                      -----------   --------------   ------------------------   ----------------------   -----------------


RREEF I.............      2005            $0                 $197,605                  $104,635               $302,240
                          2006            $0                 $ 11,930                  $      0               $ 11,930
RREEF II............      2005            $0                 $197,605                  $104,635               $302,240
                          2006            $0                 $ 11,930                  $      0               $ 11,930


     The Audit Committee approved in advance all audit services and non-audit services that PwC provided to the Funds, DIMA and any Affiliated Service Provider that related directly to the Funds' operations and financial reporting.

     In accordance with pre-approval procedures approved by the Audit Committee, the engagement of an independent registered public accounting firm to provide audit or non-audit services to the Funds is required to be approved by the Funds' Audit Committee or by the Audit Committee Chairman prior to the commencement of any such engagement. Further, the independent registered public accounting firm is required to report to the Audit Committee at each of its regular meetings all Fund services initiated since the last report was rendered, including a general description of the services and projected fees, and the means by which such Fund Services were approved by the Committee.

     Pursuant to "Procedures for Engagement of Independent Auditors for Audit and Non-Audit Services," approved by each Fund's Board of Directors, pre-approval procedures for the engagement of the independent registered public accounting firm to provide any Fund services or any Fund-related services are as follows: (1) a written request addressed to the Audit Committee is prepared detailing the proposed engagement with an explanation as to why the work is proposed to be performed by the independent registered public accounting firm and (2) if time reasonably permits, the request is included in the meeting materials for the upcoming Committee meeting where the Committee will discuss the proposed engagement and approve or deny the request. Should the request require more immediate action, the written request will be e-mailed, faxed or otherwise delivered to the Audit Committee, followed by a telephone call to the Chair of the Audit Committee. The Chair of the Audit Committee may approve or deny the request on behalf of the Audit Committee, or, in the Chair's discretion, determine to call a special meeting of the Audit Committee for the purpose of considering the proposal. Should the Chair be unavailable, any other member of the Audit Committee may serve as an alternate for the purpose of approving or denying the request.

     The Audit Committee for each Fund requested and received information from PwC about any non-audit services that PwC rendered during the Fund's last fiscal year to DIMA and any Affiliated Service Provider. The Committee considered this in evaluating PwC's independence. Each Fund's Audit Committee gave careful consideration to the non-audit related services provided by PwC to: (1) each Fund, (2) DIMA and (3) entities controlling, controlled by or under common control with DIMA that provide ongoing services to the Funds. Based in part on certain representations and information provided by PwC, the Audit Committee determined that the provision of these services was compatible with maintaining PwC's independence.

     Representatives of PwC are not expected to be present at the Meeting, but will be available by telephone to respond to appropriate questions and to make a statement if they wish to do so.

AUDIT COMMITTEE REPORTS FOR DWS RREEF REAL ESTATE FUND, INC. AND DWS RREEF REAL ESTATE FUND II, INC.

     The Audit Committee of each of RREEF I and RREEF II has provided the following report separately for each Fund:

     In connection with the audited financial statements as of and for the year ended December 31, 2006 included in each Fund's Annual Report (the "Annual Report"), at a meeting held on February 26, 2007, the Audit Committee considered and discussed the audited financial statements with management and the independent registered public accounting firm, and discussed the audit of such financial statements with the independent registered public accounting firm. The Audit Committee also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The independent registered public accounting firm provided to the Committee the written disclosure and the letter required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Audit Committee discussed with representatives of the independent registered public accounting firm their firm's independence.

     The members of each Audit Committee of each Board of Directors are not professionally engaged in the practice of auditing or accounting and are not employed by the Funds for accounting, financial management or internal control. Moreover, each Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, each Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, each Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of each Fund's financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

     Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent registered public accounting firm and subject to the limitation on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee of each Fund recommended to the Board of Directors of that Fund that the audited financial statements be included in the Fund's Annual Report.

     Submitted by the Audit Committee of each Fund's Board of Directors: Keith
R. Fox, Kenneth C. Froewiss, Richard J. Herring, Graham E. Jones, Philip Saunders, Jr., William N. Searcy, Jr. and Jean Gleason Stromberg.

NOMINATING/CORPORATE GOVERNANCE COMMITTEE

     The Nominating and Governance Committee recommends to the Boards candidates to serve as Board Members and oversees and, as appropriate, makes recommendations to the Boards regarding other fund governance-related matters, including but not limited to Board compensation practices, retirement policies, self-evaluation of effectiveness, review of possible conflicts of interest and independence issues involving Board Members, allocations of assignments and functions of committees of the Boards, and share ownership policies. The members of the Nominating/Corporate Governance Committee are Graham E. Jones, Rebecca W. Rimel and Jean Gleason Stromberg. The Nominating/Corporate Governance Committee for each Fund met three times during the fiscal year ended December 31, 2006. On April 11, 2007, the Nominating/Corporate Governance Committee recommended, and Independent Directors nominated, the Nominees presented in this Proxy Statement.

     The Board of Directors has adopted a written charter for the Nominating/Corporate Governance Committee, dealing exclusively with the Committee's nominating functions. A current copy of the Nominating/Corporate Governance Committee Charter is not available on the Funds' website, but is included as Appendix C to this joint Proxy Statement.

     While the Committee is solely responsible for the selection and recommendation of candidates to the Board, the Committee may consider nominees recommended by Fund stockholders as it deems appropriate. Stockholders wishing to submit the name of a candidate for consideration as a Board member by the Committee should submit their recommendation(s) to the Secretary of the Funds.

     Stockholder nominations shall be made pursuant to timely notice delivered in writing to the Secretary of the Funds. To be timely, any such notice by a stockholder of a Fund must be delivered to or mailed and received at the principal executive offices of the Funds not less than 90 days nor more than 120 days prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting; provided, however, that in the event that the date of the mailing of the notice for the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of mailing of the notice for the preceding year's annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the 120th day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the later of the 90th day prior to the date of mailing of the notice for such annual meeting or the tenth day following the day on which public announcement of the date of mailing of the notice of such meeting is first made.

     Any such notice by a stockholder shall set forth (i) as to each person whom the stockholder proposes to nominate for election or re-election as a Director
(A) the name, age, business address and residence address of such person, (B) the class, series and number of shares, if any, of the capital stock of the Fund which are beneficially owned by such person, (C) whether such stockholder believes such person is, or is not, an "interested person" of the Fund, as such term is defined in the 1940 Act and information that is sufficient, in the discretion of the Board of Directors or any Committee thereof or any authorized person of the Fund, to make such determination and (D) all other information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors (even if an election contest is not involved) or is otherwise required pursuant to Regulation 14A under the Securities Exchange Act of 1934 or any successor regulation thereto (including without limitation such person's written consent to being named in the proxy statement as a nominee and to serving as a Director if elected and whether any person intends to seek reimbursement from the Fund of the expenses of any solicitation of proxies should such person be elected a Director of the Fund) and each Fund's Bylaws; and (ii) as to the stockholder giving the notice, (A) the name and address, as they appear on the Fund's books and the current name and address, if different and (B) the class, series and number of shares of the capital stock of the Fund which are beneficially owned. Other than as described above and as set forth in its charter, the Nominating and Governance Committee has not adopted a formal process for identifying and evaluating director nominees.

     The Committee believes that no specific qualifications or disqualifications are controlling or paramount, or that specific qualities or skills are a prerequisite for a candidate to possess. The Committee shall take into consideration such factors as it deems appropriate, including factors outlined in the Committee's charter in considering candidates. The Committee may from time to time establish specific requirements and/or additional factors to be considered for Board candidates as it deems necessary or appropriate.

     Any stockholder wishing to make any inquiries of the Boards of Directors should address such inquiries in writing (by certified mail, return receipt requested) to the Secretary of the Funds. Communications should be sent to the Board of Directors of RREEF Real Estate Fund, Inc. or RREEF Real Estate Fund II, Inc. c/o John Millette, Secretary to the Fund, Two International Place, Boston, Massachusetts 02110.

     Directors are invited to all stockholder meetings and are encouraged to attend stockholder meetings when these meetings coincide with meetings of the Boards of Directors. Effective as of April 2, 2004, the Board of Directors of each Fund has established a policy that at least one Director shall attend all stockholder meetings. Incumbent Directors Martin Gruber and Richard Herring personally attended the 2006 annual meetings of stockholders for RREEF I and RREEF II, at which the only proposals considered were with respect to the election of directors.

VALUATION COMMITTEE

     The Valuation Committee oversees Fund valuation matters, reviews valuation procedures adopted by the Boards, determines the fair value of each Fund's securities as needed in accordance with the valuation procedures when actual market values are unavailable and performs such other tasks as the full Boards deem necessary or appropriate. The members of the Valuation Committee are Keith
R. Fox, Kenneth C. Froewiss, Martin J. Gruber, Richard J. Herring and Philip Saunders, Jr. (Chair). The Valuation Committee met on behalf of RREEF I ten times and on behalf of RREEF II ten times during the fiscal year ended December 31, 2006.

EXPENSES/OPERATIONS COMMITTEE

     The Expenses/Operations Committee (i) monitors each Fund's total operating expense levels, (ii) oversees the provision of administrative services to each Fund, including each Fund's custody, fund accounting and insurance arrangements, and (iii) reviews the Investment Manager's brokerage practices, including the implementation of related policies. The members of the Expenses/Operations Committee are Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Graham E. Jones (Chair), Philip Saunders, Jr. and William N. Searcy, Jr. The Expenses/Operations Committee met seven times during the fiscal year ended December 31, 2006.

EQUITY OVERSIGHT COMMITTEE

     The Equity Oversight Committee meets regularly with each Fund's portfolio managers and other investment personnel to review the Fund's investment strategies and investment performance of the Funds and the other DWS funds primarily investing in equity securities. The members of the Equity Oversight Committee are Martin J. Gruber (Chair), Richard J. Herring, Rebecca W. Rimel and Philip Saunders, Jr. The Equity Oversight Committee met six times during the fiscal year ended December 31, 2006.

LEGAL/REGULATORY/COMPLIANCE COMMITTEE

     The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the Funds, including the handling of pending or threatened litigation or regulatory action involving the Funds, (ii) general compliance matters relating to the Funds, and (iii) proxy voting. The members of the Legal/Regulatory/Compliance Committee are Dawn-Marie Driscoll, Rebecca W. Rimel, William N. Searcy, Jr., and Jean Gleason Stromberg. The Legal/Regulatory/Compliance Committee met six times during the fiscal year ended December 31, 2006.

MARKETING/DISTRIBUTION/SHAREHOLDER SERVICE COMMITTEE

     The Marketing/Distribution/Shareholder Service Committee oversees the quality, costs and types of shareholder services provided to the Funds and their shareholders. The members of the Marketing/Distribution/Shareholder Service Committee are Martin J. Gruber, Richard J. Herring (Chair), Rebecca W. Rimel, and Jean Gleason Stromberg. The Marketing/Distribution/Shareholder Service Committee met six times during the fiscal year ended December 31, 2006.

OFFICERS OF THE FUND

     The following persons are officers of the Funds:


                     POSITION WITH THE
                         FUNDS AND
NAME AND YEAR OF      LENGTH OF TIME     BUSINESS EXPERIENCE AND DIRECTORSHIPS
BIRTH                     SERVED                DURING THE PAST 5 YEARS
----------------    ------------------   -------------------------------------


Michael Clark.....  President of the     Managing Director, Deutsche Asset
  Born 1965         Funds                Management (since 2006-present);
                    since 2006           President of DWS family of funds;
                                         formerly, Director of Fund Board
                                         Relations (2004-2006) and Director of
                                         Product Development (2000-2004),
                                         Merrill Lynch Investment Management;
                                         Senior Vice President Operations,
                                         Merrill Lynch Asset Management (1999-
                                         2000).


Paul H. Schubert..  Chief Financial      Managing Director, Deutsche Asset
  Born 1963         Officer and          Management (since July 2004).
                    Treasurer of the     Formerly, Executive Director, Head of
                    Funds since 2004     Mutual Fund Services and Treasurer
                                         for UBS Family of Funds at UBS Global
                                         Asset Management (1998-2004); Vice
                                         President and Director of Mutual Fund
                                         Finance at UBS Global Asset
                                         Management (1994-1998).


John Millette.....  Vice President and   Director, Deutsche Asset Management
  Born 1962         Secretary            (2002-present).
                    of the Funds since
                    2003

Patricia            Assistant            Vice President, Deutsche Asset
  DeFilippis......  Secretary of the     Management (since June 2005);
  Born 1963         Funds                Counsel, New York Life Investment
                    since 2005           Management LLC (2003-2005); legal
                                         associate, Lord, Abbett & Co. LLC
                                         (1998-2003).

                     POSITION WITH THE
                         FUNDS AND
NAME AND YEAR OF      LENGTH OF TIME     BUSINESS EXPERIENCE AND DIRECTORSHIPS
BIRTH                     SERVED                DURING THE PAST 5 YEARS
----------------    ------------------   -------------------------------------


Elisa D. Metzger..  Assistant            Director, Deutsche Asset Management
  Born 1962         Secretary of the     (since September 2005); Counsel,
                    Funds                Morrison and Foerster LLP (1999-
                    since 2005           2005).


Caroline Pearson..  Assistant            Managing Director, Deutsche Asset
  Born 1962         Secretary of RREEF   Management.
                    I,
                    since 2002; of
                    RREEF II, since
                    2003

Paul Antosca......  Assistant            Director, Deutsche Asset Management
  Born 1957         Treasurer of the     (since 2006); Vice President, The
                    Funds                Manufacturers Life Insurance Company
                    since 2007           (U.S.A.) (1990-2006).


Kathleen Sullivan   Assistant            Director, Deutsche Asset Management.
  D'Eramo.........  Treasurer of the
  Born 1957         Funds
                    since 2003

Jason Vazquez.....  Anti-Money           Vice President, Deutsche Asset
  Born 1972         Laundering           Management (since 2006); formerly,
                    Compliance Officer   AML Operations manager for Bear
                    of the Funds since   Stearns (2004-2006), Supervising
                    2007                 Compliance Principal and Operations
                                         manager for AXA Financial (1999-
                                         2004).


Robert Kloby......  Chief Compliance     Managing Director, Deutsche Asset
  Born 1962         Officer of           Management (2004-present). Formerly,
                    the Funds since      Chief Compliance Officer/Chief Risk
                    2006                 Officer, Robeco USA (2000-2004); Vice
                                         President, The Prudential Insurance
                                         Company of America (1988-2000); E.F.
                                         Hutton and Company (1984-1988).


J. Christopher      Chief Legal          Director, Deutsche Asset Management
  Jackson.........  Officer of the       (2006-present); formerly, Director,
  Born 1951         Funds since 2006     Senior Vice President, General
                                         Counsel and Assistant Secretary,
                                         Hansberger Global Investors, Inc.
                                         (1996-2006); Director, National
                                         Society of Compliance Professionals
                                         (2002-2005)(2006-2009).


COMPENSATION OF DIRECTORS AND CERTAIN OFFICERS

     Officers of the Funds and Directors who are interested persons of the Funds do not receive any compensation from the Funds or any other fund in the DWS fund complex that is a U.S. registered investment company. Each of the other Directors is paid an annual retainer of $132,000 for service as a Director of the Funds and of certain other funds overseen by the Board of Directors that are advised by the Investment Manager or its affiliates, an aggregate fee of $4,000 per day for each meeting of such funds attended and an aggregate fee of $1,000 for each special telephonic meeting of such funds attended. The chairman of the Board receives an additional retainer of $50,000 annually. The chair of the Audit Committee receives an additional aggregate fee of $8,000 annually, and each other Committee chairperson receives an additional aggregate fee of $5,000 annually. All Directors are reimbursed for the expenses of attendance at such meetings. In the column in the following table headed "Total Compensation From Fund Complex Paid to Directors," the compensation paid to each Director represents the aggregate amount paid to the Director by each Fund and such other DWS funds that each Director serves or served in the fund complex. The Directors do not receive any pension or retirement benefits from the fund complex. Because he is an interested person of the Funds, Mr. Schwarzer receives no compensation from any fund in the DWS complex.

     The following Compensation Table provides, in tabular form, the following data:

     Column (1) All Directors and Nominees who receive compensation from the Funds.

     Column (2) For RREEF I, aggregate compensation received by a Director or Nominee from the Fund for the fiscal year ended December 31, 2006.

     Column (3) For RREEF II, aggregate compensation received by a Director or Nominee from the Fund for the fiscal year ended December 31, 2006.

     Column (4) Total compensation for Directors and Nominees from the Fund Complex for the year ended December 31, 2006.

                 (1)                          (2)                 (3)                    (4)
                                            RREEF I             RREEF II

                                           AGGREGATE           AGGREGATE
                                          COMPENSATION        COMPENSATION
                                       FROM THE FUND FOR   FROM THE FUND FOR   TOTAL COMPENSATION FROM
                                         THE YEAR ENDED      THE YEAR ENDED      THE FUND COMPLEX FOR
                                          DECEMBER 31,        DECEMBER 31,          THE YEAR ENDED
DIRECTOR/NOMINEE                              2006                2006         DECEMBER 31, 2006(1)(2)
--------------------                   -----------------   -----------------   -----------------------


Henry P. Becton, Jr. ................        $    0              $    0                $189,000
Dawn-Marie Driscoll(3)...............        $  692              $1,276                $251,000
Keith R. Fox.........................        $  549              $1,013                $195,000
Kenneth C. Froewiss..................        $  339              $  625                $234,988
Martin J. Gruber.....................        $1,473              $2,719                $188,000
Richard J. Herring...................        $1,457              $2,691                $184,000
Graham E. Jones......................        $1,622              $2,998                $206,000
Rebecca W. Rimel.....................        $1,467              $2,713                $185,000
Philip Saunders, Jr. ................        $1,640              $3,033                $207,000
William N. Searcy....................        $1,622              $2,998                $206,000
Jean Gleason Stromberg...............        $  566              $1,045                $202,000


--------

   (1) Aggregate compensation includes amounts paid to the Directors and Nominees for special meetings of ad hoc committees of the Board in connection with the possible consolidation of the various DWS Fund boards and funds, meetings for considering fund expense simplification initiatives, and consideration of issues specific to the funds' direct shareholders (i.e., those shareholders who did not purchase shares through financial intermediaries). Such amounts totaled $16,000 for Ms. Driscoll, $1,000 for Mr. Fox, $17,000 for Mr. Froewiss, $1,000 for Dr. Herring, $16,000 for Mr. Jones, $17,000 for Dr. Saunders, $16,000 for Mr. Searcy and $16,000 for Ms. Stromberg. These meeting fees were borne by the applicable DWS funds.

   (2) During the calendar year 2006, the total number of funds overseen by each Director and Nominee was 87 funds, except for Mr. Froewiss, who oversaw 90 funds.

   (3) Includes $50,000 in annual retainer fees in Ms. Driscoll's role as Chairman of the Board.

     None of the Independent Directors or Nominees or their family members had any interest in DIMA, RREEF America L.L.C ("RREEF"), or any person directly or indirectly controlling, controlled by, or under common control with DIMA or RREEF as of December 31, 2006, except for holdings described under "Information Concerning Nominees."

     DIMA supervises each Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and officers of each Fund, and receives a management fee for its services. Several of the Funds' officers are also officers, directors or employees of Deutsche Asset Management (see "The Investment Manager and Advisor"), although the Funds make no direct payments to them.

THE INVESTMENT MANAGER AND ADVISOR

     DIMA, with headquarters at 345 Park Avenue, New York, New York 10154, is the Funds' investment manager pursuant to an Investment Management Agreement. Subject at all times to the general supervision of the Funds' Boards of Directors, the Investment Manager is responsible for managing the Funds' affairs and supervising all aspects of the Funds' operations. The Investment Manager provides a full range of investment advisory services to retail and institutional clients. The Investment Manager is part of the United States asset management activities of Deutsche Bank AG. Deutsche Bank AG is a banking company with limited liability organized under the laws of the Federal Republic of Germany. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

     Pursuant to an Investment Advisory Agreement with DIMA, RREEF, with headquarters at 875 North Michigan Avenue, Suite 4100, Chicago, Illinois 60611, is the Funds' investment advisor. Subject to the general supervision of the Funds' Boards of Directors and the Investment Manager, RREEF is responsible for managing the investment operations of each Fund and the composition of each Fund's holdings of securities and other investments. RREEF was formed in 1975 and provides a full range of advisory services to primarily institutional clients, including corporate and public pension plans, foundations and endowments, Taft-Hartley funds, and private and public investment companies. RREEF, with corporate offices in Chicago, San Francisco and New York, is managed by more than 30 managing directors with an average of over 21 years of investment experience and employs approximately 100 real estate professionals. RREEF is the global real estate investment management arm of Deutsche Asset Management*, which is the global investment management business of Deutsche Bank AG. RREEF is one of the largest advisers of combined real property and real estate securities globally with more than 200 professionals and 2,000 employees worldwide.

OTHER MATTERS

     The Boards of Directors do not know of any matters to be brought before the Meeting other than those mentioned in this joint Proxy Statement. The appointed proxies will vote on any other business that comes before the Meeting or any postponement or adjournment thereof in accordance with their discretion.

MISCELLANEOUS

     Proxies will be solicited by mail and may be solicited in person or by telephone by officers of the Funds or personnel of DIMA. The Funds have retained Georgeson Inc. ("Georgeson"), 17 State Street, New York, New York 10004 to assist in the proxy solicitation and tabulation of votes. The cost of its services is estimated at $9,500 per Fund, plus expenses. The costs and expenses connected with the solicitation of the proxies and with any further proxies which may be solicited by the Funds' officers or Georgeson, in person or by telephone, will be borne by the Funds. The Funds will reimburse banks, brokers, and other persons holding the Funds' shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares.

     As the Meeting date approaches, certain stockholders may receive a telephone call from a representative of Georgeson if their votes have not been received. Authorization to permit Georgeson to execute proxies may be obtained by telephonic or electronically transmitted instructions from stockholders of the Funds. Proxies that are obtained telephonically will be recorded in accordance with the procedures described below. The Funds believe that these procedures are reasonably designed to ensure that both the identity of the stockholder casting the vote and the voting instructions of the stockholder are accurately determined.

     If a stockholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the stockholder may still submit the proxy card originally sent with this proxy statement or attend in person. Should stockholders require additional information regarding the proxy or a replacement proxy card, they may contact Georgeson toll-free at 1-800-905-7281. Any proxy given by a stockholder is revocable until voted at the Meeting.

     In the event that sufficient votes in favor of any proposal set forth in the Notice of Annual Meeting of Stockholders are not received by June 7, 2007, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the votes cast. The persons named as appointed proxies on the enclosed proxy card(s) will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the proposal for which further solicitation of proxies is to be made.

     If a quorum is not present at the Meeting, the stockholders entitled to vote at the Meeting, present in person or represented by proxy, will have the power to adjourn the Meeting from time to time, without notice other than

----------
* Deutsche Asset Management is the marketing name in the US for the asset management activities of Deutsche Bank AG, DIMA, Deutsche Bank Trust Company Americas and DWS Trust Company.

announcement at the Meeting, to a date not more than 120 days after the Record Date, until a quorum is present or represented. At such adjourned meeting, at which a quorum is present or represented, any business which might have been transacted at the original Meeting may be transacted.

     The costs of any such additional solicitation and of any adjourned session will be borne by the Funds.

STOCKHOLDER PROPOSALS

     Each of the Fund's current Bylaws provide that in order for a stockholder to nominate a candidate for election as a Director at an annual meeting of stockholders or propose business for consideration at such meeting, written notice containing the information required by the current Bylaws generally must be delivered to the Secretary of the applicable Fund, John Millette, c/o Deutsche Asset Management, Inc., Two International Place, Boston, Massachusetts, 02110, not less than 90 nor more than 120 days prior to the first anniversary of the mailing of the notice for the preceding year's annual meeting. Accordingly, a stockholder nomination or proposal intended to be considered at the 2008 Annual Meeting must be received by the Secretary of the applicable Fund on or after January 8, 2008, and prior to February 7, 2008. However, under the rules of the SEC, if a stockholder wishes to submit a proposal for possible inclusion in the applicable Fund's 2008 proxy statement pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, the applicable Fund must receive it on or before January 7, 2008. All nominations and proposals must be in writing and must conform to the requirements of the Bylaws of the applicable Fund.

                                        By order of the Boards of Directors,

                               -s- John Millette

                                        John Millette,
                                        Secretary

Two International Place
Boston, Massachusetts 02110
May 7, 2007

                                                                      APPENDIX A

                       INSTRUCTIONS FOR SIGNING PROXY CARD

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

          1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

          2. Joint Accounts: Each party must sign, and the name or names of the party signing should conform exactly to the name shown in the registration on the proxy card.

          3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


REGISTRATION                                               VALID SIGNATURES
------------                                               ----------------


Corporate Accounts
(1)  ABC Corp. ....................................  ABC Corp.
(2)   ABC Corp. ...................................  John Doe, Treasurer
(3)  ABC Corp
     c/o John Doe, Treasurer.......................  John Doe
(4)  ABC Corp. Profit Sharing Plan.................  John Doe, Trustee
Trust Accounts
(1)  ABC Trust.....................................  Jane B. Doe, Trustee
(2)  Jane B. Doe, Trustee
     u/t/d 12/28/78................................  Jane B. Doe
Custodial or Estate Accounts
(1)  John B. Smith, Cust.
     f/b/o John B. Smith, Jr.
     UGMA..........................................  John B. Smith
(2)  John B. Smith.................................  John B. Smith, Jr., Executor

                                                                      APPENDIX B

                                DWS SCUDDER FUNDS
                                (NEW YORK BOARD)

                             AUDIT COMMITTEE CHARTER
                            ADOPTED DECEMBER 20, 2006

     This document constitutes the Charter of the Audit Committee (the "Committee") of the Board of Trustees/Directors (the "Board") of the DWS Scudder (New York Board) Funds (the "Funds"). The Board established the Committee to provide oversight with respect to the Funds' accounting and financial reporting policies and practices.

     1. Organization. The Committee shall be composed of three or more members of the Board who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Funds, who do not receive consulting, advisory or other compensatory fees from the Funds or from the Funds' investment adviser or its affiliates, except fees from the Funds for services as a Trustee/Director, and who satisfy any independence or expertise requirements of the exchange(s) on which the Funds' shares are traded, if any.

     2. Meetings. The Committee shall meet on a regular basis as necessary or appropriate, and is empowered to hold special meetings as circumstances warrant.

     3. Committee Purposes.  The purposes of the Committee are as follows:

       (a) To oversee the Funds' accounting and financial reporting policies and practices, the Funds' internal controls (including disclosure controls and procedures) and, as appropriate, the internal controls of certain Fund service providers;

       (b) To oversee the quality and integrity of the Funds' financial statements and the qualifications and independence of the independent auditors thereof;

       (c) To exercise direct responsibility for the appointment, compensation, and oversight of the work performed by the Funds' independent auditors for the purpose of preparing or issuing an audit report or related work; and

       (d) To act as a liaison between the Funds' independent auditors and the Board.

       The function of the Audit Committee is oversight; it is management's responsibility to maintain or arrange for the maintenance of appropriate systems for accounting and internal controls (including disclosure controls and procedures), and the auditor's responsibility to plan and carry out a proper audit.

     4. Duties and Powers. To carry out the purposes specified in Paragraph 3 above, the Committee shall have the following duties and powers:

       (a) To approve the selection, retention, compensation and termination of the Fund's independent auditors, and, in connection therewith, to evaluate and determine the terms of any engagement of the auditors (including fees) by or on behalf of the Funds;

       (b) To consider the independence of the Funds' independent auditors, and in connection therewith to obtain, at least annually, formal written reports from the auditors regarding the auditors' independence, including a delineation of all relationships between the auditors and the Funds, discuss with the auditors any disclosed relationships or services that may impact the objectivity and independence of the auditors, and, if so determined by the Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditors;

       (c) To meet with the Funds' independent auditors, including private meetings as necessary or appropriate: (i) to review the arrangements for and scope of the Funds' annual audit and any special audits;
            (ii) to discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the auditors, regulatory and tax compliance matters considered in the preparation of the financial statements, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Funds' financial policies and procedures, internal accounting controls and disclosure controls and procedures, and management's responses thereto; and (iv) to review any other reports, representations or communications from the auditors regarding matters within the Committee's scope of responsibilities under this Charter;

       (d) To meet regularly with the Funds' chief financial and accounting officers, the Funds' Treasurer and the Funds' investment adviser's internal auditors, in each case to discuss any matters the Committee or such parties believe necessary or appropriate to raise, and to review and consider any reports or communications from any such parties relating to the operations of the Funds;

       (e) To review such other matters or information that the Committee believes may be relevant to the auditors, the audit engagement, or the Funds' financial policies and procedures, internal accounting controls or disclosure controls and procedures;

       (f) To establish procedures for the receipt, retention and treatment of complaints that the Funds receive regarding Fund accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submissions by Fund officers (and employees, as applicable) or employees of Fund service providers of concerns regarding suspected fraud of any type related to the Funds, including without limitation questionable accounting or auditing matters;

       (g) To approve and/or establish procedures for the prospective approval of the engagement of the independent auditors to provide: (i) audit or permissible non-audit services to the Funds, and (ii) non-audit services to the Funds' investment advisers (or any entity controlling, controlled by or under common control with a Fund investment adviser that provides ongoing services to the Funds) that relate directly to the Funds' operations and financial reporting;

       (h) To establish guidelines pursuant to which the independent auditors are required to keep the Committee apprised of any proposed new relationships between the independent auditors and the Funds' investment advisers (and their affiliates); and (i) To report its activities to the Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

     5. Additional Functions. In addition, with respect to any Fund, the Committee shall also have such purposes, powers and duties as are required pursuant to the applicable rules of any exchange on which shares of such Fund are listed. With respect to Funds listed on the New York Stock Exchange (the "NYSE"), these shall include:

       (a) To oversee the Funds' compliance with applicable legal and regulatory requirements;

       (b) To prepare an audit committee report to be included in a Fund's annual proxy statement;

       (c) To obtain and review, at least annually, a report by the independent auditors describing (i) the firm's internal quality-control procedures and (ii) any material issues raised (A) by the most recent internal quality-control review, or peer review, of the firm, or (B) by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues;

       (d) To discuss with management and the independent auditors the Funds' annual financial statements, including any narrative discussion by management concerning the Funds' financial condition and investment performance;

       (e) To discuss with management the Funds' semi-annual financial statements, including any narrative discussion by management concerning the Funds' financial condition and investment performance;

       (f) To discuss any press releases discussing the Funds' investment performance and/or other financial information about the Funds, as well as any financial information and earnings guidance provided by management to analysts or rating agencies (the Committee may discharge this responsibility by discussing the general types of information to be disclosed by the Funds and the form of presentation

            (i.e., a case-by-case review is not required) and need not discuss in advance each such release of information);

       (g) To discuss policies with respect to risk assessment and risk management;

       (h) To meet separately, periodically, with management, with personnel responsible for the Funds' internal controls and with independent auditors;

       (i) If and to the extent the Funds intend to have employees, to set clear hiring policies for employees or former employees of the independent auditors; and

       (j)  To report on the above matters to the Board on a regular basis.

     In addition, the Committee shall, with respect to Funds listed on the NYSE or the American Stock Exchange, review the form of the opinion the independent auditors propose to render to the Board and Fund shareholders.

     6. Role of Independent Auditors. The Fund's independent auditors are ultimately accountable to the Committee, and must report directly to the Committee.

     7. Resources and Authority. The Committee shall have the resources and authority necessary or appropriate for purposes of discharging its responsibilities under this Charter, including the authority to consult with counsel and/or to retain, at the Funds' expense, such other experts or consultants as the Committee deems necessary or appropriate to fulfill its responsibilities.

     8. Periodic Review of Charter and Committee. The Committee shall review this Charter at least annually and recommend any changes to the Board. In addition, the performance of the Committee shall be reviewed at least annually by the Committee.

                                                                      APPENDIX C

                                    DWS FUNDS
                                (NEW YORK BOARD)

                         NOMINATING/CORPORATE GOVERNANCE
                                COMMITTEE CHARTER

                            ADOPTED DECEMBER 2, 2005
                            REVISED DECEMBER 20, 2006

     This document constitutes the Charter of the Nominating/Corporate Governance Committee (the "Committee") of the Board of Trustees/Directors (the "Board") of the DWS (New York Board) Funds (the "Funds").

     1. Organization. The Committee shall be composed of two or more members of the Board who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Funds ("Independent Directors").

     2. Meetings. The Committee shall meet on a regular basis as necessary or appropriate, and is empowered to hold special meetings as circumstances warrant.

     3. Committee Purposes. The primary purposes of the Committee are as follows:

       (a) To recommend to the Board candidates to serve as trustees/directors of the Funds' Board ("Directors"); and

       (b) To oversee and, as appropriate, make recommendations to the Board regarding other fund governance-related matters, including but not limited to Board compensation practices, retirement policies, self-evaluations of effectiveness, review of possible conflicts of interest and independence issues involving Directors, allocations of assignments and functions of committees of the Board, and share ownership policies.

     4. Duties and Powers. To carry out the purposes specified in Paragraph 3 above, the Committee shall have the following duties and powers:

       (a)  To recommend to the Board candidates to serve as Directors;

       (b) To recommend to the Board any necessary standards or qualifications for service as a Director;

       (c) To establish procedures for the consideration and evaluation of candidates submitted by Fund shareholders to serve as Directors;

       (d) To review the compensation of the Directors and to recommend any changes thereto to the Board;

       (e) To recommend to the Board policies governing retirement of Directors;

       (f) To manage the process of conducting periodic evaluations of the effectiveness of the Board;

       (g) To review and evaluate possible conflicts of interest involving the Funds' Directors, including without limitation any relationships with the Funds' investment adviser and its affiliates, any relationships with the Funds' independent auditors and any outside board positions;

       (h) To review the allocation of assignments and functions to each of the Board's committees and to recommend any changes in such assignments and functions that the Committee deems necessary or appropriate, including changes to Board's general committee structure;

       (i) To coordinate, in consultation with each committee of the Board, recommendations to the Board of persons to serve as committee chair;

       (j) To make recommendations to the Board regarding the designation and responsibilities of a Board chair and of such other officers of the Board as the Committee deems necessary or appropriate;

       (k) To implement the Board's policy with respect to Fund share ownership by Board members, and to recommend any changes thereto to the Board;

       (l) To consider such other matters pertinent to the Committee's purposes as the Committee deems necessary or appropriate; and

       (m) To report its activities to the Board on a regular basis and to make such determinations or recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

     5. Resources and Authority. The Committee shall have the resources and authority necessary or appropriate for purposes of discharging its responsibilities under this Charter, including the authority to consult with counsel and/or to retain, at the Funds' expense, such other experts or consultants as the Committee deems necessary or appropriate to fulfill its responsibilities.

     6. Periodic Review of Charter. The Committee shall review this Charter at least annually and recommend any changes to the Board.

                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE
--------------------------------------------------------------------------------



                        DWS RREEF REAL ESTATE FUND, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                  ANNUAL MEETING OF STOCKHOLDERS - JUNE 7, 2007

PROXY

The undersigned hereby appoints Patricia DeFilippis, Caroline Pearson and John Millette, and each of them, as proxies of the undersigned, with the full power of substitution to each of them, to vote all shares of DWS RREEF Real Estate Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of DWS RREEF Real Estate Fund, Inc. to be held at the offices of Deutsche Investment Management Americas Inc., 27th Floor, 345 Park Avenue, New York, New York 10154, on Thursday, June 7, 2007 at 1:00 p.m., Eastern time, and at any adjournments or postponements thereof.

              (CONTINUED, AND TO BE SIGNED, ON THE REVERSE SIDE.)


                                                                SEE REVERSE SIDE

         DWS RREEF REAL ESTATE FUND, INC. OFFERS STOCKHOLDERS OF RECORD
                          THREE WAYS TO VOTE YOUR PROXY

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU HAD RETURNED YOUR PROXY CARD. WE ENCOURAGE YOU TO USE THESE COST EFFECTIVE AND CONVENIENT WAYS OF VOTING, 24 HOURS A DAY, 7 DAYS A WEEK.


        TELEPHONE VOTING                                 INTERNET VOTING                                VOTING BY MAIL

This method of voting is                         Visit the Internet voting Web site             Simply sign and date your
available for residents of the                   at HTTP://PROXY.GEORGESON.COM.                 proxy card and return it in
U.S. and Canada. On a touch                      Have this proxy card ready and                 the postage-paid envelope
tone telephone, call TOLL FREE                   follow the instructions on your                to Georgeson Shareholder
1-800-786-9313, 24 hours a day,                  screen. You will incur only your               Communications, Wall Street
7 days a week. Have this proxy                   usual Internet charges. Available              Station, P.O. Box 1100, New
card ready, then follow the                      24 hours a day, 7 days a week                  York, NY 10269-0646. If you
prerecorded instructions. Your                   until 5:00 p.m. Eastern Daylight               are voting by telephone or the
vote will be confirmed and cast                  Time on June 6, 2007.                          Internet, please do not mail
as you have directed. Available                                                                 your proxy card.
24 hours a day, 7 days a week
until 5:00 p.m. Eastern Daylight
Time on June 6, 2007.


                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

[ ]     PLEASE MARK YOUR VOTES AS
        INDICATED IN THIS EXAMPLE.

     UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S
                 VOTE WILL BE CAST FOR THE ITEMS LISTED BELOW.



PROPOSAL 1: THE ELECTION OF FOUR CLASS I DIRECTORS:         FOR all the nominees                   WITHHOLD
                                                            listed at left EXCEPT                AUTHORITY to vote
                                                             AS MARKED TO THE                    for all the nominees
NOMINEES:  HENRY P. BECTON, JR., DAWN-MARIE DRISCOLL,       CONTRARY BELOW)                     listed at left
           KEITH R. FOX AND MARTIN J. GRUBER                     [ ]                                 [ ]

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below).


-----------------------------------------------------

                                                                                                   WITHHOLD
                                                                                                AUTHORITY to vote
                                                             FOR the nominee                    for the nominee
PROPOSAL 2: THE ELECTION OF ONE CLASS II DIRECTOR:             listed at left                    listed at left

NOMINEE:  AXEL SCHWARZER                                           [ ]                               [ ]

The Proxies are authorized to vote in their discretion on any other business which may properly come before the Annual Meeting and any adjournments thereof. Receipt of the Notice of Annual Meeting and the Proxy Statement, dated May 7, 2007, is hereby acknowledged.

Date                                , 2007


--------------------------------------------------------------------------------
                           (Signature of Stockholder)


--------------------------------------------------------------------------------
                       (Signature of joint owner, if any)

Please sign exactly as your name or names appear on this proxy card. Joint owners should EACH sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS
REQUIRED.

                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE
--------------------------------------------------------------------------------

                      DWS RREEF REAL ESTATE FUND II, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

            ANNUAL MEETING OF STOCKHOLDERS - JUNE 7, 2007

PROXY

The undersigned hereby appoints Patricia DeFilippis, Caroline Pearson and John Millette, and each of them, as proxies of the undersigned, with the full power of substitution to each of them, to vote all shares of DWS RREEF Real Estate Fund II, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of DWS RREEF Real Estate Fund II, Inc. to be held at the offices of Deutsche Investment Management Americas Inc., 27th Floor, 345 Park Avenue, New York, New York 10154, on Thursday, June 7, 2007 at 1:15 p.m., Eastern time, and at any adjournments or postponements thereof.

              (CONTINUED, AND TO BE SIGNED, ON THE REVERSE SIDE.)


                                                                SEE REVERSE SIDE

        DWS RREEF REAL ESTATE FUND II, INC. OFFERS STOCKHOLDERS OF RECORD
                          THREE WAYS TO VOTE YOUR PROXY

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU HAD RETURNED YOUR PROXY CARD. WE ENCOURAGE YOU TO USE THESE COST EFFECTIVE AND CONVENIENT WAYS OF VOTING, 24 HOURS A DAY, 7 DAYS A WEEK.

      TELEPHONE VOTING                                 INTERNET VOTING                                VOTING BY MAIL

This method of voting is                         Visit the Internet voting Web site             Simply sign and date your
available for residents of the                   at HTTP://PROXY.GEORGESON.COM.                 proxy card and return it in
U.S. and Canada. On a touch                      Have this proxy card ready and                 the postage-paid envelope
tone telephone, call TOLL FREE                   follow the instructions on your                to Georgeson Shareholder
1-800-858-0073, 24 hours a day,                  screen. You will incur only your               Communications, Wall Street
7 days a week. Have this proxy                   usual Internet charges. Available              Station, P.O. Box 1100, New
card ready, then follow the                      24 hours a day, 7 days a week                  York, NY 10269-0646. If you
prerecorded instructions. Your                   until 5:00 p.m. Eastern Daylight               are voting by telephone or the
vote will be confirmed and cast                  Time on June 6, 2007.                          Internet, please do not mail
as you have directed. Available                                                                 your proxy card.
24 hours a day, 7 days a week
until 5:00 p.m. Eastern Daylight
Time on June 6, 2007.

                 TO VOTE BY MAIL, PLEASE DETACH PROXY CARD HERE

[ ]     PLEASE MARK YOUR VOTES AS
        INDICATED IN THIS EXAMPLE.

     UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S
                 VOTE WILL BE CAST FOR THE ITEMS LISTED BELOW.

PROPOSAL 1: THE ELECTION OF FOUR CLASS I DIRECTORS:         FOR all the nominees        WITHHOLD
                                                            listed at left (EXCEPT      AUTHORITY to vote
                                                            AS MARKED TO THE            for all the nominees
NOMINEES:  HENRY P. BECTON, JR., DAWN-MARIE DRISCOLL,       CONTRARY BELOW)             listed at left
           KEITH R. FOX AND MARTIN J. GRUBER                     [  ]                      [  ]

(Instruction: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below).


--------------------------------------------------------


                                                                                            WITHHOLD
                                                                                        AUTHORITY to vote
                                                             FOR the nominee            for the nominee
PROPOSAL 2: THE ELECTION OF ONE CLASS II DIRECTOR:             listed at left           listed at left

NOMINEE:  AXEL SCHWARZER                                           [ ]                       [ ]

The Proxies are authorized to vote in their discretion on any other business which may properly come before the Annual Meeting and any adjournments thereof. Receipt of the Notice of Annual Meeting and the Proxy Statement, dated May 7, 2007, is hereby acknowledged.

Date                                , 2007



--------------------------------------------------------------------------------
                           (Signature of Stockholder)


--------------------------------------------------------------------------------
                       (Signature of joint owner, if any)

Please sign exactly as your name or names appear on this proxy card. Joint owners should EACH sign. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

PLEASE SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS
REQUIRED.